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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 8, 2006


                                 CENVEO, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         Colorado                    1-12551                  84-1250533
  ------------------------        ------------           -------------------
  (State of Incorporation)        (Commission               (IRS Employer
                                  File Number)           Identification No.)


ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                       06901
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (203) 595-3000


                                Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01         REGULATION FD DISCLOSURE.

         On August 8, 2006, Cenveo, Inc. (the "Company") made an unsolicited proposal to acquire by way of a merger all of the outstanding common stock of Banta Corporation for $46 per share in cash. The proposal is subject to, among other things, confirmatory due diligence and negotiation of a mutually acceptable merger agreement. A copy of the press release describing the proposal is attached as Exhibit 99.1 and incorporated by reference herein.

         On August 8, 2006, the Company's Board of Directors waived its code of ethics in order to permit certain of its officers and directors and their affiliates to purchase stock of Banta Corporation. The Board made the waiver based on, among other things, that the Company generally does not make speculative investments in publicly traded companies, that none of the Company's officers and directors will make any such purchases until after the public announcement of the proposal and this waiver and that such purchases would have no adverse effect on the Company's proposed transaction.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit
Number            Description
------            -----------

99.1              Press Release of Cenveo, Inc. dated August 9, 2006.






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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006

                                            CENVEO, INC.


                                            By:      /s/ Sean S. Sullivan
                                                     --------------------
                                                     Sean S. Sullivan
                                                     Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press Release of Cenveo, Inc. dated August 9, 2006